UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2018

INVESTVIEW, INC.
(Exact name of registrant as specified in its charter)

Nevada 000-27019	87-0369205
(State or other jurisdiction of (Commission File Number)	(IRS Employer
incorporation or organization)	Identification No.)
12 South 400 West
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	888-778-5372

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 — Entry Into a Definitive Material Agreement.

On December 29, 2018 InvestView, Inc., entered into a Common Stock Purchase Agreement, a Registration Rights Agreement, and a Share Donation Agreement (the “Agreements”) with Triton Funds, LP, a Delaware Limited Partnership, a non-affiliate of the company.

Under the terms of the Common Stock Purchase Agreement, we agreed to sell up to 100,000,000 shares of our common stock for $1,000,000 upon the filing and effectiveness of an S-1 Registration. The shares would be purchased at 85% of the market price and would be subject to certain limitations, including that Triton Funds LP could not purchase any shares that would result in it owning more than 4.9% of our common stock.

The Registration Rights Agreement requires us to file a registration statement registering Triton Fund LP’s resale of the shares within 15 calendar days of the date of the Agreements.

ITEM 3.02 — Unregistered Sales of Equity Securities.

In connection with the Agreements, we agreed to donate 3,000,000 shares to Triton Funds LLC, an affiliate of Triton Fund LP. We will register the resale of these shares in the registration statement we fill under the Registration Rights Agreement.

The securities were issued as the result of arm’s-length negotiations directly with the recipient in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering, and Rule 506(b). No advertising or general solicitation was employed in offering the securities. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit

Number*
Title of Document
Location

Item 10	Miscellaneous
10.39	Common Stock Purchase Agreement between Investview, Inc., and TRITON FUNDS, LP., entered December 29, 2018	Attached
10.40	Registration Rights Agreement between InvestView, Inc., and TRITON FUNDS, LP., entered December 29, 2018	Attached
10.41	Share Donation Agreement between InvestView, Inc., and TRITON FUNDS, LP., entered December 29, 2018	Attached

* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: January 7, 2019	By: /s/ William C. Kosoff

 William C. Kosoff

 Acting Chief Financial Officer